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                                    EXHIBIT 1

                              PURCHASE AGREEMENT I


PARTIES:               REEVES TELECOM LIMITED PARTNERSHIP

a limited partnership organized and existing under the laws of the State of South Carolina, with an address at 3142 George II Highway, Boiling Spring Lakes, NC 28461

                                     SELLER

                                       AND

                             THE NATURE CONSERVANCY,

a nonprofit corporation organized and existing under the laws of the District of Columbia, with an address at North Carolina Chapter Office, The Nature Conservancy, 4011 University Drive, Suite 201, Durham, NC 27707

                                  CONSERVANCY

PROPERTY: All of the tracts marked on the map attached as Exhibit A, together with all rights, appurtenances, easements, improvements, fixtures and hereditaments thereon and thereto, (the "Property").

DATED:    May 1, 2000

         IN CONSIDERATION of an earnest money payment to Seller of Sixty Thousand Dollars ($60,000.00), receipt of which is hereby acknowledged, and of the mutual promises contained herein, Seller hereby agrees to sell, and Conservancy agrees to buy the Property on the following terms:

1. PURCHASE PRICE. Purchase price of the Property is ONE MILLION SIX HUNDRED TWENTY FIVE THOUSAND EIGHT HUNDRED FIFTY DOLLARS
         ($1,625,850.00). The earnest money will be applied to the purchase price and the balance of the purchase price will be paid in cash at closing.

2. CLOSING. Closing will be on July 31, 2000 or such other time as may be mutually agreed on by the parties. Closing will take place at the offices of the Conservancy's attorney or at such other place as the parties may mutually agree.
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3.       TITLE. At closing, Seller will execute and deliver a good and clear
         General Warranty Deed conveying good, insurable and marketable title to the Property, together with all rights, hereditaments and appurtenances belonging to the Property, including insurable legal access, all mineral rights and all water rights, free and clear of all liens, encumbrances, restrictions, rights or exceptions except those which would not materially interfere with Conservancy's plan to utilize the Property as a nature preserve or which are otherwise acceptable to the Conservancy.

4. TITLE DEFECTS. The Conservancy will promptly begin a title examination of the Property. If for any reason the Seller cannot deliver title at closing as required by this Agreement, the Conservancy may elect to: a) accept title to the Property as it then is; b) refuse to accept the Property; c) reduce the purchase price to be paid to Seller to an equitable amount agreed to in writing by Seller and the Conservancy for such portion of the Property to which title can be delivered by Seller; or d) allow the Seller additional time to pursue all reasonable efforts to correct the problem, including bringing any necessary quiet title actions or other lawsuits. The Conservancy's election under this paragraph shall not be constituted to be a waiver of any of its rights or remedies at law or in equity.

5. CLOSING EXPENSES AND ADJUSTMENTS. Any delinquent real estate taxes and all levied assessments are the Seller's responsibility and should be satisfied of record by the Seller at or before closing. Any real estate taxes assessed against the Property in the year of closing, but which are not yet due and payable, will be prorated to the date of closing based on the most recent available tax statements.

                  Seller will pay the documentary stamp tax or transfer taxes on the conveyance to Conservancy. Conservancy will pay any customary recording fees.

6. RISK OF LOSS. The Seller agrees to keep the Property in its current condition until closing and to prevent and refrain from any use of the Property for any purpose or in any manner which would adversely affect the Conservancy's intended use of the Property as a nature preserve.

                  In the event of any adverse change in the condition of the Property, the Conservancy may elect to: a) refuse to accept the Property, in which event the earnest money shall be refunded; b) accept the Property or a portion thereof, in which case there shall be an equitable adjustment of

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         the purchase price based on a change in circumstance or; c) require the restoration of the Property to its condition at the time of this Agreement.

                           However, this paragraph shall not be construed to entitle Conservancy to institute any actions against Seller for changes in the Property due to causes beyond the Seller's control. All risk of loss of or damage to the Property will pass from the Seller to the Conservancy at closing.

7. RIGHT OF ENTRY; INSPECTION. The Conservancy and its agents may enter upon the Property at reasonable times for surveying, conducting an environmental inspection and assessment to detect hazardous or toxic substances, and other reasonable purposes related to this transaction. Based upon the results of the environmental inspection and assessment, the Conservancy may elect to refuse to accept the Property, in which case the earnest money paid for this Agreement shall be refunded.

8A. SELLER'S REPRESENTATIONS AND WARRANTIES. The Seller hereby warrants and represents to the Conservancy the matters contained in the following subparagraphs and agrees to indemnify, defend and hold harmless the Conservancy from any loss or liability resulting therefrom. Said representations and warranties shall be true and correct as of the Closing but shall not, however, survive the Closing.

         a. Title to the Property/Authority. The Seller is the sole legal owner of the Property in fee simple. The Property is not now subject to any written or oral lease, option, or agreement of sale, claim or legal proceeding except as set forth herein. Seller has the full power and authority to execute, deliver and perform this Agreement and all agreements and documents referred to in this Agreement.

         b. Condition of Property. The Seller is not aware of any facts that would adversely affect the Conservancy's intended use of the Property as a nature preserve.

         c. Hazardous Materials. To the best of knowledge of Seller's current employees and the current officers of Seller's general partner: (i) the Property is not now, nor has it ever been, used for the manufacture, use, storage or disposal of any hazardous or toxic substance, material or waste within the meaning of any applicable environmental statute, ordinance or regulation; (ii) no hazardous or toxic substance, material or waste, including

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                  without limitation asbestos or material containing or
                  producing polychlorinated biphenyls (PCBs), is presently stored or located on the Property at levels greater than natural background concentrations; and (iii) the Property is not subject to any "superfund" or similar lien or any claim by any government regulatory agency or third party related to the release or threatened release of any hazardous or toxic substance, material or waste.

         d. No Condemnation. There are no condemnation proceedings pending with regard to any portion of the Property and the Seller does not know of or have reason to know of any proposed condemnation proceedings with regard to any portion of the Property.

         e. Non-foreign status. To inform the Conservancy that withholding of tax is not required under Section 1445 of the Internal Revenue Code and under penalties of perjury, the Seller hereby certifies that the Seller is not a non-resident alien or a foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined for purposes of federal income tax law and that the Seller's social security number/federal taxpayer identification number is as set out below. The Seller understands that this certification may be disclosed to the Internal Revenue Service and that any false statement made could be punished by fines, imprisonment or both.

         f. No Brokers. Seller represents that it has not engaged the services of a real estate broker in the sale or purchase, respectively, of this property, and agrees to indemnify the Conservancy from all such claims or liabilities resulting therefrom.

8B. CONSERVANCY'S REPRESENTATIONS AND WARRANTIES. Conservancy hereby warrants and represents to the Seller the matters contained in the following subparagraphs and agrees to indemnify, defend and hold harmless the Seller and its officers, agents, limited partners and employees, and Seller's general partner and its officers, directors, shareholders, agents and employees from any loss or liability resulting therefrom. Said representations and warranties shall be true and correct as of the Closing but shall not, however, survive the Closing.

         a. Authority to Purchase. The Conservancy has the full power and authority, and has obtained all approvals and consents required by its governing documents and/or any other documents by which it is bound, to execute, deliver and perform this Agreement and all

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                  agreements and documents referred to in this Agreement and any and all agreements and documents necessary to effectuate the transaction contemplated by this Agreement.

         b. No Brokers. The Conservancy represents that it has not engaged the services of a real estate broker in the purchase of the Property, and agrees to indemnify the Seller from and against all such claims or liabilities resulting therefrom.

9. NOTICE. All notices required to be given under this Agreement shall be deemed given upon the earlier of actual receipt or two days after being mailed by registered or certified mail, return receipt requested, addressed to:

         (a) if to Seller:                   (b) if to Conservancy:

         REEVES TELECOM L.P.                 THE NATURE CONSERVANCY
         c/o Grace Property Management,
          Inc.                               Southern Resource Office
         Post Office Box 163                 6114 Fayetteville Road, Suite 109
         Glen Head, NY 11545                 Durham, NC 27713-8548
         Attn:  Davis P. Stowell             Attn:  David Bland

         With copy to:                       With copy to:

         Thomas L. Seifert, Esq.             THE NATURE CONSERVANCY
         515 Madison Avenue, Suite 2000      4011 University Drive,  Suite 201
         New York, NY  10022                 Durham,  NC  27707
                                             Attn:  Hervey McIver

10. DEFAULT. If the Conservancy shall for any reason whatsoever default in the performance of its obligations under this Agreement, Seller shall retain the deposits made hereunder, and any earnings thereon, as liquidated damages as Seller's sole remedy, and thereafter neither party shall have any rights or liabilities against or to the other.

                  Subject to the terms and conditions of Paragraph 4 hereof, if Seller shall for any reason whatsoever default in the performance of Seller's obligations under this Agreement to deliver the

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         Deed and other instruments as hereunder required, Conservancy may either terminate this Agreement for such default, and receive back Conservancy's deposits, together with any earnings thereon, or may commence action for specific performance, damages in such latter event against Seller as a result of Conservancy's successfully bringing such action being limited to the expense of such enforcement, including reasonable attorneys fees both at trial and on appeal.

11. POSSESSION. The Seller will deliver possession of the Property, free of tenants, to the Conservancy at closing.

12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on the successors and assigns of both parties; however, this Agreement shall not be assigned without the written consent of the non-assigning party except as set forth below.

13. ASSIGNMENT. The Conservancy may assign the right to purchase all or a portion of the Property to the State of North Carolina, c/o State Property Office, 1321 Mail Service Center, Raleigh, North Carolina 27699-1321 so long as the State of North Carolina agrees to accept such assignment and to be bound by the terms of this Agreement. Seller consents to this possible assignment, and upon performance by such assignee of its obligations hereunder, Conservancy shall be released from any further obligations hereunder but only with regard to such portion of the Property that has been so assigned. If the right to purchase less than all of the Property is assigned to the State of North Carolina, the Conservancy shall remain responsible for performance of its obligation hereunder with regard to such portion of the Property that has not been so assigned.

14. COMPLETE AGREEMENT. This Agreement constitutes the sole and complete agreement between the parties and cannot be changed except by written amendment. No representation or promise not included in this Agreement or any written amendment shall be binding upon the parties.

15. EXHIBITS. The following exhibits are attached hereto and incorporated herein by reference: Exhibit A - The Property.

16. NO-WAIVER. No provision of this Agreement shall be deemed amended or waived unless such amendment or waiver is set forth in a writing signed by both parties. No act or failure to act by

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         a party shall be deemed a waiver of its rights hereunder, and no waiver in any one circumstance or of any one provision shall be deemed a waiver in other circumstances or of other provisions.

17. HOLIDAYS. If any date set forth in this Agreement or computed pursuant to this Agreement falls on a Saturday, Sunday or national holiday, such date shall be deemed automatically amended to be the first business day following such weekend day or holiday.

18. ATTORNEYS' FEES. In the event that any party hereto shall bring an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action shall be entitled to his court costs and reasonable attorneys' fees to be paid by the non-prevailing party as fixed by the court of appropriate jurisdiction, including, but not limited to, attorneys' fees and court costs incurred in courts of original jurisdiction, bankruptcy courts, or appellate courts.

19. SURVIVABILITY. Except as expressly stated herein, the provisions of this Agreement shall survive the Closing of the purchase of the Property by Conservancy.

         IN WITNESS WHEREOF, the parties have signed, sealed and delivered this instrument, acting by and through their duly authorized officers on the day and year first above written.

                              SELLER:
                              REEVES TELECOM LIMITED PARTNERSHIP

                              By: /S/ JOHN S. GRACE                       (SEAL)
                                   President, Grace Property Management, Inc.,
                                   its General Partner

                              Federal Taxpayer
                              Identification No: 57-0700063

                              BUYER:
                              THE NATURE CONSERVANCY

                              By: /S/ DAVID BLAND                         (SEAL)
                                      David Bland
                                      Its Assistant Secretary and Attorney


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[EXHIBIT A TO PURCHASE AGREEMENT I IS A PHOTOCOPY OF A MAP WITH HAND DRAWN
MARKINGS IDENTIFYING THE ACREAGE TO BE PURCHASED BY THE NATURE CONSERVANCY. SUCH MAP IS OMITTED FROM THIS ELECTRONIC FILING.]



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